UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2020

 SharpSpring, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Celebration Pointe Avenue, Suite 410, Gainesville, FL	32608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-428-9605

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	SHSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the SharpSpring, Inc. 2019 Equity Incentive Plan

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Sharpspring, Inc. (the “Company”) held on Thursday, July 9, 2020, the Company’s stockholders approved an amendment to the Company’s 2019 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock available for future issuance under the Plan  to 1,025,000 to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Company’s Board of Directors and stockholders previously approved the Plan. The Company’s executive officers are eligible to participate in the Plan. A summary of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 17, 2020. A copy of the Plan and the amendment to the Plan are attached as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of SharpSpring, Inc. (the “Company”) was held on Thursday, July 9, 2020. As of the close of business on June 8, 2020, the Company had outstanding 11,533,065 shares of common stock, of which 10,218,923 shares were represented at the meeting by proxy and in person; accordingly, a quorum was constituted. The matters voted upon and the final results of the voting were as follows:

Proposal 1:  Election of Directors

The following votes were cast with respect to Proposal 1.  The following persons were elected to the Board of Directors to serve until the 2021 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified:

Name	Votes For	Votes Withheld	Broker Non-votes
Steven A. Huey	4,538,988	14,787	5,665,148
Richard Carlson	4,552,770	1,005	5,665,148
David A. Buckel	4,540,410	13,365	5,665,148
Marietta Davis	4,551,348	2,427	5,665,148
Scott Miller	4,552,775	1,000	5,665,148

Proposal 2:  Ratify Cherry Bekaert LLP as the Company’s Independent Registered Public Accounting Firm

The following votes were cast with respect to Proposal 2.  The proposal was approved.

For	Against	Abstain	Broker Non-votes
10,191,238	3,121	24,564	-

Proposal 3:  Adoption of the Amendment to the Company’s 2019 Equity Incentive Plan

The following votes were cast with respect to Proposal 3. The proposal was approved.

For	Against	Abstain	Broker Non-votes
4,248,613	293,154	12,008	5,665,148

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.  Description

10.1	SharpSpring, Inc. 2019 Equity Incentive Plan	Incorporated by reference to the Company’s Definitive Schedule 14A filed on April 30, 2019.
10.2	Amendment to SharpSpring, Inc. 2019 Equity Incentive Plan	Incorporated by reference to the Company’s Definitive Schedule 14A filed on June 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

Dated: July 14, 2020	By:	/s/ Michael Power
Michael Power,
Chief Financial Officer